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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934

                                October 17, 1994
                                (Date of Report)

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                           FIRST SECURITY CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

          1-6906                                       87-6118148
     (Commission File Number)                      (IRS Employer
                                                   Identification No.)

          79 South Main, P.O. Box 30006
              Salt Lake City, Utah                        84130
     (Address of principal executive offices)           (Zip Code)


              Registrant's telephone number, including area code:
                                 (801) 246-5706

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Item 5.  Other Events

     The Registrant announces the closing on October 18, 1994 of the sale of $100,000,000 face amount of its 7.875% Senior Notes due October 15, 1999 through an underwritten offering by J.P. Morgan Securities Inc. and CS First Boston Corporation.


Item 7.  Financial Statements and Exhibits

     The following exhibits are attached hereto and filed herewith according to
Item 601 of Regulation S-K:

     4.1  Form of 7.78% Senior Note, due October 15, 1999.

     4.2 Form of Terms Agreement dated October 11, 1994 between the Registrant and the Underwriters.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized as of this 17th day of October, 1994.



                         FIRST SECURITY CORPORATION
                         --------------------------
                              (Registrant)



                         /s/      Scott C. Ulbrich
                         ---------------------------------------------------
                              Scott C. Ulbrich
                              Executive Vice President &
                              Chief Financial Officer
                              (Principal Financial & Accounting Officer)